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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section13 or15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): March 30, 2006


                                  IVOICE, INC.
             (Exact name of registrant as specified in its chapter)


 NEW JERSEY                         000-29341                    51-0471976
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 (State of                         (Commission                 (I.R.S. Employer
organization)                      File Number)              Identification No.)





      750 HIGHWAY 34, MATAWAN, NJ                                07747
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:         (732) 441-7700
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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SECTION 3 - SECURITIES AND TRADING MARKETS
ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

On April 10, 2006, pursuant to approval by a majority of voting shares at the Annual Meeting of Shareholders held on March 31, 2006, an Amendment to the Certificate of Incorporation dated April 7, 2006 was accepted by the State of New Jersey (the "Amendment") to effect a one for two hundred reverse stock split (the "Reverse Split"). The Reverse Split took effect on April 27, 2006 and the trading symbol of the Company's Class A Common Stock was changed to "IVOI". All shareholders' holdings were divided by two hundred and the number of issued and outstanding Class A Common Stock shares were reduced from 9,994,728,373 to 49,973,642, plus any additional shares issued as a result of the rounding up of fractional shares created by the Reverse Split. The Amendment provided for the issuance of no fractional shares, but instead, all fractional shares created by the Reverse Split were rounded up to one whole share. Additionally, the shareholders approved a re-authorization of the number of authorized Class A Common Stock shares to 10 billion shares. The Amendment filed with State of New Jersey is filed herein as Exhibit 3.1.


SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

On April 26, 2006, the Company issued a press release announcing: (i) a one-for-two hundred reverse stock split of its Class A Common Stock effective April 27, 2006, (ii) a change in the trading symbol to "IVOI" and (iii) that each of the proposals submitted to shareholders at the Annual Meeting of Shareholders held on March 31, 2006 was approved. A copy of the press releases is filed herein as Exhibit 99.1.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.


D)   EXHIBITS

     3.1   Amendment to the Certificate of Incorporation dated April 7, 2006.

     99.1 Press release dated April 26, 2006 entitled: "iVoice, Inc., Announces 1-for 200 Reverse Stock Split and Change of Trading Symbol to IVOI".

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVOICE, INC,

Date: May 3, 2006                        By: /s/ Jerome R. Mahoney
                                             --------------------------------
                                             Jerome R. Mahoney
                                             President, Secretary and Chief
                                             Executive Officer





























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                                INDEX OF EXHIBITS


3.1    Amendment to the Certificate of Incorporation dated April 7, 2006.

99.1 Press release dated April 26, 2006 entitled: "iVoice, Inc., Announces 1-for 200 Reverse Stock Split and Change of Trading Symbol to IVOI".